UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NOV Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! NOV INC. 2023 Annual Meeting Vote by May 16, 2023 11 :59 PM ET. For shares held in a Plan, vote by May 14, 2023 11 :59 PM ET. NOV INC. ATIN: LEGAL DEPT 10353 RICHMOND AVENUE HOUSTON, TX 77042 You invested in NOV INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 03, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote in Person at the Meeting* Point your camera here and May 17, 2023 10:00 AM CDT vote without entering a number NOV Inc. 10353 Richmond Avenue Houston, TX 77042 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1 . To elect eight nominees as directors of the Company for a term of one year. Nominees: 1a. Clay C. Williams 0 For 1 b. Greg L. Armstrong 0 For 1c. Marcela E. Donadio 0 For 1d. Ben A. Guill 0 For 1e. David D. Harrison 0 For 1f. Eric L. Mattson 0 For 1g. William R. Thomas 0 For 1 h. RobertS. Welborn 0 For 2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for 2023. 0 For 3. To approve, on an advisory basis, the compensation of our named executive officers. 0 For 4. To approve, on an advisory basis, the frequency of the advisory vote on named executive officer compensation. 0 Year 5. To approve an amendment and restatement of our Sixth Amended and Restated Certificate of Incorporation to 0 For provide for exculpation of liability for officers of the Company. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.